UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 22, 2005
                                -----------------

               Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       333-45241               22-3542636
         --------                       --------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

This Amendment No. 2 to the Form 8K, amends the Form 8K dated June 22, 2005 and filed with the Securities and Exchange Commission (the "Commission") on June 28, 2005 (the "Original Filing"), as amended by Amendment No. 1 to the Form 8K filed with the Commission on September 6, 2005 is being filed for the purpose of amending Exhibit 10.1. Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.

Item 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 22, 2005, the Registrant entered into a Product Development and License Agreement with Pliva, Inc., a New Jersey corporation ("Pliva"). The agreement provides for the development and license of a controlled released AB rated generic anti-infective product formulated by the Registrant. The Registrant intends to develop all dose strengths of the product. Under the agreement, Pliva will make upfront payments and milestone payments, in the aggregate amount of $550,000, to the Registrant. The Registrant will manufacture the product and Pliva will market and sell the product. The development costs will be paid by Pliva and the Registrant and the profits will be shared equally. The initial term of the agreement is for a ten (10) year period from the date the product is first commercially sold by Pliva unless terminated earlier upon the occurrence of certain events.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         a)  Not applicable.

         b)  Not applicable.

         c)  Exhibits

             10.1 Product Development and License Agreement, dated as of June 22, 2005 between Pliva, Inc. and Elite Laboratories, Inc.*

             99.1.   Copy of Press Release, dated June 28, 2005

* The Registrant has requested confidential treatment with respect to the referenced exhibit. In the event that the Securities and Exchange Commission should deny such request in whole or in part, such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: November 10, 2005

                                             ELITE PHARMACEUTICALS, INC.


                                             By:   /s/ Bernard Berk
                                                  ------------------------------
                                                  Name:  Bernard Berk
                                                  Title: Chief Executive Officer

                                                  CONFIDENTIAL TREATMENT REQUEST
                   [*] INDICATES INFORMATION THAT HAS BEEN OMITTED PURSUANT TO A
                             CONFIDENTIAL TREATMENT REQUEST AND THIS INFORMATION
                         HAS BEEN FILED UNDER SEPARATE COVER WITH THE COMMISSION
                                       PRODUCT DEVELOPMENT AND LICENSE AGREEMENT

THIS PRODUCT DEVELOPMENT AND LICENSE AGREEMENT (together with all exhibits and schedules, the "Agreement"), dated as of June 22, 2005 ( the "Effective Date") by and between ELITE LABORATORIES, INC., a corporation organized and existing under the laws of Delaware, and having its principal place of business at 165 Ludlow Avenue, Northvale, NJ 07647 ("ELITE") and PLIVA, INC., a corporation organized and existing under the laws of New Jersey, and having its principal place of business at 72 Eagle Rock Avenue, East Hanover, NJ 07936 ("PLIVA").

                                    RECITALS:

PLIVA is engaged in the development, manufacturing, marketing and distribution of generic pharmaceutical products in the Territory (as defined below) and possesses qualified marketing and distribution systems and organizations to enable it to effectively promote, market and distribute such products throughout the Territory;

ELITE is the owner of Know-How (as defined below) and other proprietary technology relative to the Product (as defined below);

ELITE and PLIVA desire to further develop and market the Product in the Territory; and

Elite desires to grant to PLIVA the exclusive right to purchase, market, promote and distribute the Product in the Territory under PLIVA's label, and PLIVA desires to accept and exercise the right, all upon such terms and conditions as are set forth in this agreement.

ELITE and PLIVA agree as follows:

1.       DEFINITIONS

         The following terms as used in this Agreement shall have the meanings set forth in this Article:

         1.1. "AFFILIATE" shall mean any corporation, firm, partnership or other entity, which owns or controls, is owned or controlled by, or is under common control with, PLIVA or ELITE, as the case may be. The term "control" means the ownership, directly or indirectly, of at least fifty percent (50%) of the equity or voting power of the owned or controlled entity.


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

         1.2. "APPLICABLE LAW" shall mean the United States Food, Drug and Cosmetic Act of 1938, as may be amended from time to time, and the regulations and guidelines promulgated pursuant thereto, as amended from time to time, and all other laws, regulations, rules and guidelines of any governmental authority in the Territory pertaining to the development, manufacture, packaging, labeling, storage, distribution, marketing, sale or intended use of the Product.

         1.3. "cGMP" shall mean all applicable good manufacturing practices, including but not limited to current "good manufacturing practices" and any other methods used for the manufacturing, testing, validation, labeling, packaging, storage, shipment and installation of any and all pharmaceutical products, equipment and related materials to ensure that such products and materials meet the legal requirements for safety and effectiveness as established by the United States Food and Drug Administration ("FDA") or comparable governmental authority in any country outside the United States where the Product is distributed under this Agreement, including, specifically, without limitation, Title 21, Part 211 of the United States Code of Federal Regulations.

         1.4. "CONFIDENTIAL INFORMATION" shall mean any information pertaining to the Product from time to time communicated by or on behalf of the disclosing party, including, without limitation, trade secrets, Know-How, pricing, costs, suppliers, licensees, customer information, patent rights, scientific, technical, commercial and medical product development information, manufacturing, methods, processes and production, contractual arrangements, results, discoveries and inventions, procedures and forms, financial and other business information, forecasts, strategies and other data, whether of a written, oral or visual nature.

         1.5. "COST OF GOODS" shall mean (i) ELITE's fully absorbed direct and indirect cost of manufacturing, labeling and packaging the Product, including without limitation the cost of all active pharmaceutical ingredients, materials, and components included in the Product, plus (ii) [*]

         1.6. "COMMERCIALIZATION", "COMMERCIALIZING", or "COMMERCIALIZE" shall mean all activities relating to manufacture, promotion, distribution, marketing and sale of the Product in the Territory.

         1.7. "ED-COSTS" shall mean the fees, costs and expenses incurred by Elite in meeting its obligations pursuant to Section 2.1 and
                Section 2.2(a) plus any amount paid to outside counsel by ELITE in procuring the freedom to operate opinion provided for in
                Section 4.2.

         1.8.   "FIELD" shall mean treatment of urinary tract infections.


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

         1.9.   "KNOW-HOW"  shall  mean  all  technology,   data,   information,
                processes and methods necessary or useful in the production, testing, registration or marketing of the Product.

         1.10. "LICENSEE" shall mean the recipient of a license granted by ELITE to Commercialize the Product in the Territory. PLIVA shall be the designated and exclusive Licensee hereunder for the Territory.

         1.11. "MARKETING AUTHORIZATION" shall mean the final approval of all regulatory authorities necessary to market the Product in a particular country in the Territory, including as applicable pricing and reimbursement approval and all other approvals required in a particular country in the Territory for the marketing, distribution and sale of the Product in the Field in the normal course of business.

         1.12.  "NET PROFIT" shall mean the Price LESS the Cost of Goods.

         1.13. "PD-COSTS" shall mean the fees, costs and expenses incurred by PLIVA in connection with the Studies plus the milestones actually paid to ELITE pursuant to Section 5.2 plus any amount paid to outside counsel by PLIVA in procuring the freedom to operate opinion provided for in Section 4.2.

         1.14. "PRICE" shall mean the sales price paid by third parties to PLIVA for Product, less only the following deductions to the extent actually incurred, all determined in accordance with generally accepted accounting principles:

                (1) customs and excise duties or other sales taxes (but, for the avoidance of doubt not income or corporation tax), directly related to the sale of the Product;

                (2) costs incurred by PLIVA in respect of transport, shipping and insurance costs; and industry standard or mandatory discounts or rebates related to the sale of the Product, including, without limitation, any credit in respect of any Federal or state Medicaid, Medicare or similar program; and

                (3) amounts repaid or credited by PLIVA, consistent with its ordinary or customary business practices for similar products, by reason of the rejection or return of goods and allowances, including trade, quantity and cash discounts and any other adjustments, including those granted on account of price or shelf stock adjustments, billing errors, rejected goods, damaged goods, recalls, returns, rebates, chargebacks, reimbursements, similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers or other institutions.


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

         1.15. "PRODUCT" shall mean twice-a-day nitrofurantoin 100 mg capsule that is approved by FDA as AB rated as bioequivalent to Macrobid(R), a product sold commercially by Proctor and Gamble (the "REFERENCED DRUG"), for use in the Field and which meets the specifications set forth in the ANDA to be filed pursuant to this Agreement (the "SPECIFICATIONS").

         1.16.  "TERM" shall have the meaning set forth in Section 12 hereof.

         1.17. "TERRITORY" shall mean the United States of America and its territories and possessions, including the Commonwealth of Puerto Rico.

2.       PRODUCT DEVELOPMENT

         2.1. ELITE shall be responsible for Product formulation, methods development and validation.

         2.2. ELITE shall obtain and submit to PLIVA, for PLIVA's review and approval (such approval not to be unreasonably withheld, conditioned or delayed), a proposal or proposals, including costs, from a third party to conduct pilot and pivotal bioequivalence studies for the Product to evidence bioequivalence to the Referenced Drug in accordance with study plan protocols to be agreed to by ELITE and PLIVA (the "STUDIES"). Following its approval, PLIVA shall engage such third party to conduct the Studies, and the cost of all Studies shall be borne by PLIVA.

                (a) ELITE shall complete any additional formulation work, if necessary, complete process development and scale-up, including in-process controls and all necessary stability studies with respect to the Product, and manufacture Product biobatches reasonably required to conduct such Studies.

         2.3. Each of ELITE and PLIVA agrees that, during the Term, except for the Studies contemplated hereunder, neither it nor any of its Affiliates will conduct clinical studies for any other generic version of nitrofurantoin, whether for itself or any third party, for distribution or sale in the Territory.

         2.4. ELITE and PLIVA shall each have the right to discontinue the Studies at any time prior to completion of such Studies upon three (3) days' prior written notice to the other party, if ELITE or PLIVA, as the case may be, reasonably believes that health and safety issues may arise.

         2.5.   ELITE  shall   inform  PLIVA  of  any  changes  in  the  Product
                development  plan.  ELITE  shall  use  commercially   reasonable
                efforts to assure  PLIVA

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                that the Product shall be available to PLIVA to market at the time agreed to by ELITE and PLIVA in writing pursuant to this Agreement.

         2.6. ELITE shall perform its obligations in this Section 2 in accordance with Applicable Laws.

3.       REGULATORY FILINGS

         Following successful completion of the pivotal biostudy for the Product, ELITE shall be responsible for the preparation, filing and prosecution with the FDA of an abbreviated New Drug Application ("ANDA") for the Product. The ANDA shall be in the name of ELITE. ELITE shall bear the cost of the ANDA preparation, filing and prosecution. Each party shall reasonably cooperate with the other party in connection with the preparation of the ANDA. Each party shall have the right to review and comment upon any and all prepared applications and filings prior to submission to the relevant governmental authorities.

4.       INTELLECTUAL PROPERTY OWNERSHIP, MAINTENANCE AND DEFENSE

         4.1. INTELLECTUAL PROPERTY. All rights, title and interest in and to all intellectual property rights relating to the Product, including without limitation, inventions, discoveries, creations, information, data, reports, results, and/or improvements to any Confidential Information, Know-How, study inventions, regulatory filings, patent rights, processes, techniques, and any improvements, modifications, alterations thereto and patents issuing thereon made during the Term hereof whether in connection with the Study or otherwise ("Intellectual Property Rights") are and shall, in all events, be the sole and exclusive property of ELITE. PLIVA shall take such actions, and execute and deliver such documents, as may be reasonably requested from time to time by ELITE, at ELITE's expense, to perfect ELITE's Intellectual Property Rights. ELITE grants to PLIVA and PLIVA accepts, during the Term, an exclusive, non-transferable license to ELITE's Intellectual Property Rights to allow PLIVA to offer for sale the Product in the Territory. PLIVA may not grant any sublicense to ELITE's Intellectual Property Rights without ELITE's prior written consent, which consent may be granted or withheld in ELITE's sole discretion.

         4.2. FREEDOM TO OPERATE. PLIVA and ELITE shall, under a joint defense agreement, obtain, within 120 days of the effective date, a "freedom to operate" opinion from outside counsel with respect to the manufacture, use and sale of the Product in each country in the Territory. Either party shall have the right to terminate this Agreement with respect to a country if not satisfied with the opinion(s) for such country by notifying the other party in writing within 30 days of receipt of the opinion. The obligations of each party accrued to through the Effective Date of any such notice,


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                including the obligation to reimburse for costs incurred, shall survive termination of this Agreement.

         4.3. DEFENSE OF PRODUCT. PLIVA and ELITE shall be responsible for, and shall share equally the cost of, defending the Product and the parties hereto against any lawsuits in accordance with the terms and conditions of Article 7.

5.       FINANCIAL TERMS

         5.1. PAYMENTS. For all Product supplied to PLIVA under this Agreement ELITE shall invoice PLIVA, referencing in each invoice the purchase order(s), if any, to which the invoice relates, the Cost of Goods and the quantity of units of Product shipped. PLIVA shall pay each invoice within forty five (45) days of the invoice date. Any late payments or underpayments under this Agreement shall bear interest at the prime rate from the initial due date until payment in full.

         5.2. MILESTONES. PLIVA shall pay to Elite the following milestones payments:

                a) [*] simultaneously with the execution and delivery of this Agreement, or, if later, on the thirtieth day following delivery by ELITE of the legal opinion described in
                      Section 4.2 of this Agreement (unless the Agreement has theretofore been terminated under Section 4.2).

                b)    [*]  upon  (i)   completion   of  a   successful   pivotal
                      bioequivalence study where the Product meets the FDA guidelines for bioequivalence, and (ii) submission to and acceptance by the FDA of the ANDA for the Product .

                c)    [*] upon FDA approval of the Product.

         5.3  PROFIT SHARE.

    (a) Within forty five (45) days following the end of each calendar quarter during the Term following the first commercial sale of the Product hereunder, PLIVA shall provide ELITE with a detailed statement for such period showing for all Product sold by PLIVA during such period the number of units sold, the Price for those units, and the Net Profit for such period. PLIVA shall pay to ELITE a percentage of the Net Profit for such period within fifteen (15) days of delivery to ELITE of the statement showing such calculation.

    (b)  The percentage payable to ELITE shall be determined as follows.

         (1) Within thirty (30) days of FDA approval of the Product, ELITE shall provide to PLIVA a detailed statement of the ED-Costs and PLIVA shall provide to ELITE a detailed statement of the PD-Costs.


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

         (2) If the ED-Costs exceed the PD-Costs, then ELITE shall be entitled to recover the amount by which the ED-Costs exceed the PD-Costs.

         (3) If the PD-Costs exceed the ED-Costs, then PLIVA shall be entitled to recover the amount by which the PD-Costs exceed the PD-Costs.

         (4) The Party entitled to recover the amount of the difference shall receive or retain, as the case may be, [*] of the Net Profit until such amount is recovered. Thereafter, the Parties shall [*].

         5.4 AUDIT; INSPECTION. Within one hundred eighty (180) days following the close of each calendar year during the Term and for a period of twenty four months following expiration or earlier termination of this Agreement, upon the request of a party ("Requesting Party") the other party shall provide the Requesting Party's accountants, at Requesting Party's sole cost and expense, with access, during regular business hours and upon reasonable prior written notice, and subject to the confidentiality undertakings contained in Section 10 of this Agreement, to the other party's books and records relating to the Product in the Field in the Territory solely for purposes of verifying costs and expenses and Net Profit in connection with this Agreement, and for verifying the accuracy of the calculations hereunder for the calendar year then ended and for the two calendar years prior thereto. If any such verification shows any underpayment or overpayment, a correcting payment or a refund shall be made within thirty (30) days of completion of such verification and submission of the results thereof, with details of the calculations included therein. In the event such verification shows an underpayment of more than [*] was made by the Requesting Party to the other party, the other party will be required to pay for the costs reasonably incurred by Requesting Party in connection with its inspection.

6.       MANUFACTURE, SUPPLY AND COMMERCIALIZATION OF PRODUCT

         6.1 During the Term, and on and subject to the terms and conditions of this Agreement, ELITE shall manufacture and supply or, with PLIVA's prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), subcontract the manufacture and supply of, the Product in the Territory exclusively to PLIVA for resale by PLIVA in the Territory, in such quantities and at such times as are specified in the purchase orders placed by PLIVA pursuant to this Agreement. PLIVA shall purchase its requirements of Product for resale in the Territory exclusively from ELITE.

         6.2 ELITE will supply the Product to PLIVA in finished form, labeled in accordance with the ANDA, and packaged ready for resale in accordance with Section 6.5 (d) hereof. ELITE shall manufacture, store and ship the PRODUCT to PLIVA, and PLIVA shall store, ship, market and distribute the PRODUCT in the Territory, in accordance with cGMPs, Applicable Laws, the Specifications, and the terms and conditions of this Agreement.


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

         6.3 The Product to be supplied by ELITE to PLIVA hereunder shall bear PLIVA's label. ELITE shall provide to PLIVA a sample of the printed labeling and packaging for the Product for PLIVA's approval. ELITE shall label and package all Product in accordance with the ANDA, cGMPs, and the applicable requirements of the FDA. PLIVA grants to ELITE a limited license to use PLIVA's trademarks for purposes of packaging and labeling Product as described in this section.

         6.4 PLIVA shall diligently market and promote the Product in the Territory, using such commercially reasonable efforts to maximize Product sales and Net Manufacturing Profits. PLIVA shall devote such marketing efforts to the Product as it would exert for products of its own with comparable market size and profit potential under comparable competitive conditions. At least once per calendar quarter PLIVA shall provide to ELITE, in writing, an outline of PLIVA's sales expectations for the Product for the upcoming three calendar quarters.

         6.5 (a) At least one hundred twenty (120) days prior to the anticipated launch date of the Product in the Territory, and thereafter at least thirty days prior to each calendar quarter during the Term, PLIVA shall provide ELITE with a written forecast of PLIVA's estimated Product requirements for each of the following four calendar quarters. The forecasts will be non-binding, except as provided below.

                  (b) PLIVA shall make all Product purchases hereunder by submitting firm purchase orders to ELITE. Each such purchase order shall be in writing and shall specify the quantity of Product ordered (which shall be in batch size, or multiples thereof) and the requested delivery date(s). Purchase orders shall be placed at least ninety days before the desired delivery date. Each purchase order shall be subject to ELITE's acceptance, in whole or in part. In the event of a conflict between the terms and conditions of any purchase order and this Agreement, the terms and conditions of this Agreement shall prevail.

                  (c) In each calendar quarter, PLIVA shall be obligated to place purchase orders for a quantity of Product constituting at least seventy five percent of the estimated quantity for that quarter as contained in the forecast provided in the previous quarter.

                  (d) All Product supplied under this Agreement shall be delivered FOB ELITE's manufacturing site. PLIVA shall pay all freight, insurance and other charges applicable to the sale and transport of the Product to PLIVA's facilities. Title and risk of loss and damages to Product shall pass to PLIVA upon delivery to PLIVA's designated carrier.

                  (e) If a shipment of Product of any portion thereof fails to conform to the applicable Specifications, then PLIVA shall have the right to reject such nonconforming shipment of Product or the nonconforming portion thereof, as the case may be. PLIVA shall give written notice to ELITE of its rejection within


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

         fifteen days of PLIVA's receipt of the Product, specifying the grounds for such rejection. The nonconforming Product shall be held for ELITE's disposition, or shall be returned to ELITE, as directed by ELITE in writing. Nonconforming Product shall be returned to ELITE within ten
         (10) business days of ELITE's so directing. ELITE shall replace each nonconforming shipment of Product, or the nonconforming portion thereof, with conforming Product as soon as reasonably practicable after receipt of notice or rejection thereof. If ELITE disputes any claim of nonconforming Product and the parties cannot resolve the dispute within thirty days, then the dispute shall be subject to the dispute resolution provisions of Section 17 hereof.

                  (f) ELITE and PLIVA each agree to notify the other within twenty-four (24) hours of any serious and unexpected adverse reactions reported to either of them resulting from the use of the Product (whether inside or outside of the Territory). ELITE and PLIVA shall each notify the other promptly of any other complaints or adverse reactions from third parties reported to either of them resulting from use of the Product sold under PLIVA's label.

                  (g) (i) In the event either party believes it may be necessary to conduct a recall, field correction, market withdrawal, stock recovery, or other similar action with respect to any Product sold by ELITE to PLIVA under this Agreement (a "RECALL"), ELITE and PLIVA shall consult with each other as to how best to proceed, it being understood and agreed that the final decision as to any Recall of any Product shall be made by ELITE; provided, however, that PLIVA shall not be prohibited hereunder from taking any action that it is required to take by applicable law. (ii) In the event the Recall of the Product is solely as a result of (1) the manufacture, supply, storage, or distribution by ELITE of Product; (2) a breach by ELITE of its representations, warranties or obligations under this Agreement; or (3) the grossly negligent or intentionally wrongful act of ELITE or its representatives, then ELITE shall bear all costs and expenses of such Recall, including, without limitation expenses related to communications and meetings with all required regulatory agencies, expenses of replacement stock (not including backorder reimbursement), the cost of notifying customers and costs associated with shipment of Product being recalled from customers and shipment of an equal amount of replacement Product to those customers (collectively, "RECALL COSTS"). In all other events, PLIVA shall bear all of the Recall Costs.

7.       INDEMNIFICATION

         7.1 INFRINGEMENT CLAIMS. ELITE and PLIVA shall be jointly responsible for searching, reviewing and evaluating any patents or published patent applications pertaining to the manufacture, use and sale of Product in each country in the Territory, including without limitation, relating to active pharmaceutical ingredients and Product formulation. PLIVA and ELITE jointly shall investigate and defend any and all claims, actions and proceedings resulting from an assertion against ELITE or PLIVA (or a Licensee if ELITE and PLIVA have agreed to indemnify


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

         such Licensee) that the Product infringes upon a third party's intellectual property rights ("INFRINGEMENT CLAIM"). PLIVA and ELITE shall be jointly responsible for the cost and expenses of the defense, including without limitation damages, awards, and settlement costs. The parties shall provide such assistance as the other party may from time to time reasonably request in connection with the evaluation and defense of any potential or actual Infringement Claim.

         7.2 ENFORCEMENT PROCEEDINGS. ELITE and PLIVA shall jointly bring enforcement proceeding against any third party if ELITE and PLIVA determine jointly that a third-party is likely infringing upon the rights of ELITE, PLIVA or a Licensee of the Product. PLIVA and ELITE shall be jointly responsible for the cost and expenses arising from such enforcement proceeding, including without limitation damages, awards, and settlement costs. All such costs and expenses shall be allocated equally between ELITE and PLIVA. ELITE and PLIVA shall share equally all amounts awarded in connection with any such enforcement proceeding.

         7.3 INDEMNIFICATION OBLIGATIONS OF THE PARTIES.

                  (a) Each party shall  indemnify,  defend and hold harmless the other party and its Affiliates from and against any and all losses, costs, expenses, liabilities, claims, actions, damages, personal injury, or loss of life, including without limitation, reasonable attorney's fees (collectively, "Losses"), arising directly from such party's (i) grossly negligent acts or omissions or willful misconduct; and/or (ii) breach of this Agreement.

                  (b) ELITE and PLIVA shall jointly defend any and all claims, actions and proceedings brought by any third party relating to the Product. PLIVA and ELITE shall be jointly responsible for the cost and expenses of defense, including without limitation damages, awards and settlement costs, except for Losses for which one party is entitled to indemnification from the other party under Section 7.3 (a) above. ELITE and PLIVA shall jointly select counsel for any such claim, action or proceeding. Neither party may settle or consent to judgment in any such action without the other party's consent if such settlement or judgment would impose any obligation, financial or otherwise, on the non-settling party that would not be fully covered by the settling party's indemnification under this Agreement.

7.4 NOTWITHSTANDING ANY PROVISION TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR A LICENSEE FOR ANY CONSEQUENTIAL, INCIDENTAL, OR PUNITATIVE DAMAGES (INCLUDING LOSS OF PROFITS, LOSS OF ENTERPRISE, AND LOSS OF OPPORTUNITY) , REGARDLESS OF WHETHER FOR BREACH OF WARRANTY, CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8.       INSURANCE

         Each party agrees to maintain in force, during the Term and for a period of 24 months thereafter, product liability insurance coverage in minimum limits of $5,000,000 each. Each party shall instruct its insurance carrier to notify the other party of any change, modification or cancellation of insurance thirty days prior to such change, modification or cancellation taking effect.

9.       REPRESENTATIONS AND WARRANTIES

         9.1 ELITE represents and warrants to PLIVA, as of the Effective Date, as follows:

                (1) ELITE has the legal right and full corporate power and authority to enter into this Agreement and to perform the same;

                (2) the Agreement constitutes valid and binding obligations on ELITE in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization and other laws of general application affecting the enforcement of creditors' rights generally, and except as enforcement of rights to indemnity and contribution hereunder may be limited by principles of public policy;

                (3) ELITE has taken all corporate action required by it to authorize it to enter into and to perform the Agreement;

                (4) ELITE has the right to disclose Know-How to PLIVA as is necessary for PLIVA to perform its obligations hereunder;

                (5)   to   ELITE's   knowledge,   there   are  no   infringement
                      proceedings pending against ELITE in connection with the Product;

                (6) there are no agreements between ELITE and any third party that conflict with this Agreement;

                (7) no consent or approval of any third party, court or governmental agency is required in connection with the execution and performance of this Agreement by ELITE;

                (8) ELITE will manufacture all Product in accordance with cGMPs and all Applicable Laws;

                (9) ELITE is not enjoined from manufacturing nor is ELITE currently sanctioned by the FDA pursuant to any issued 483 inspection reports;


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                (10) ELITE's employees and agents are not and have not been debarred by FDA pursuant to 21 USC Section 335(a) or involved in any investigation or proceeding which could lead to debarment;

                (11) ELITE does not and will not knowingly employ or use the services of any individual or entity that has been debarred or convicted of a felony or who is currently under investigation for such conviction;

                (12) all laboratory, scientific, technical or commercial information that is submitted by ELITE to PLIVA or to any regulatory health authority relating to the Product should be complete, true, accurate and correct and shall not contain any knowingly false information, misrepresentation and/or omission; and

                (13) ELITE will perform all necessary record keeping as required under applicable federal and state laws regarding the manufacture of the Product, environmental impact of the manufacturing and all potential or adverse product defects.

         ELITE MAKES NO OTHER WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, EXCEPT THOSE EXPRESSLY MADE HEREIN. ELITE SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE.

9.2 PLIVA represents and warrants to ELITE, as of the Effective Date, as follows:

                  (1) PLIVA has the legal right and full corporate power and authority to enter into this Agreement and to perform the same;

                  (2) the Agreement constitutes valid and binding obligations on PLIVA in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization and other laws of general application affecting the enforcement of creditors' rights generally, and except as enforcement of rights to indemnity and contribution hereunder may be limited by principles of public policy;

                  (3) PLIVA has taken or will have taken all corporate action required by it to authorize it to enter into and to perform the Agreement;

                  (4) there are no agreements between PLIVA and any third party that conflict with this Agreement;

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
                                       12

                  (5) no consent or approval of any third party, court or governmental agency is required in connection with the execution and performance of this Agreement by PLIVA;

                  (6) PLIVA will transport, store, handle, distribute, market and sell all Product in accordance with cGMPs and all Applicable Laws;

                  (7) PLIVA's employees and agents are not and have not been debarred by the FDA pursuant to 21 U.S.C.
                           Section 335(a) or involved in any investigation or proceedings which could lead to debarment;

                  (8) in the performance of its obligations under this Agreement, PLIVA does not and will not knowingly employ or use the services of any individual or entity that has been debarred, convicted of a felony or who is currently under investigation for such conviction; and

                  (9) PLIVA will perform all necessary record keeping as required under applicable federal and state laws regarding the transport, handling, storage and distribution of the Product, environmental impact of the manufacturing and all potential or adverse product defects.

         PLIVA MAKES NO OTHER WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, EXCEPT THOSE EXPRESSLY MADE HEREIN. PLIVA SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE.

10.      OBLIGATION OF CONFIDENTIALITY

         10.1 All Confidential Information disclosed by a party ("Disclosing Party") shall be treated by the other party ("Receiving Party") as confidential and shall not be disclosed or revealed to any third party and shall be used solely in connection with the performance of this Agreement; provided, however, that Confidential Information shall not include information that the Receiving Party can document as having been:

                  (1) public knowledge prior to the disclosure, or which hereafter becomes public knowledge through no fault of the Receiving Party;

                  (2) lawfully in the Receiving Party's possession prior to the time of disclosure by Receiving Party;

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                  (3) received, after the time of disclosure, from a third party
                  not  under  a  similar   obligation  of   confidentiality   to
                  Disclosing Party; or

                  (4) independently developed by Receiving Party's employees without access to Disclosing Party's Confidential Information.

         10.2 The Receiving Party shall take all such precautions as it normally takes with its own Confidential Information, but in no event less than reasonable precautions, to prevent improper disclosure; provided, however, that Confidential Information may be disclosed within the limits required (A) to obtain any authorization from the FDA or any other United States or foreign governmental or regulatory agency or, with the prior written consent of the Disclosing Party; (B) to be disclosed pursuant to (i) any order of any court having jurisdiction and power to order such information to be released or made public; or
         (ii) any lawful action of a governmental or regulatory agency.

         10.3 In addition to and without limiting any other remedies available to a Receiving Party at law or in equity, the Receiving Party shall also be entitled to seek immediate injunctive relief in any court to restrain any breach or threatened breach of a Receiving Party and to enforce the provisions of this Section 10. Each party acknowledges and agrees that there is may be no adequate remedy at law or in equity for any such breach or threatened breach and, in the event that any proceeding is brought seeking injunctive relief, the Receiving Party shall not use as a defense thereto that there is an adequate remedy at law.

         10.4 The Receiving Party may disclose Confidential Information of the Disclosing Party to the Receiving Party's employees, consultants, licensees, prospective licensees and subcontractors on a need-to-know basis; provided, however, that (i) any such disclosure shall be pursuant to confidentiality undertakings with terms at least as restrictive as those specified herein; and (ii) any violation of this Agreement by such persons shall be deemed a breach of the Receiving Party. Any of the persons mentioned above who are provided with access to Confidential Information shall be informed by the Receiving Party of the Receiving Party's obligations hereunder.

         10.5 The confidentiality obligations of each party under this Section 10 shall survive the expiration or earlier termination of this Agreement, howsoever terminated.

         10.6 The parties shall cooperate and agree upon any public statement concerning the existence, subject matter or any term of this Agreement by or on behalf of any Party prior to any issuance, dissemination or release. Subject to Section 10.2, neither party may issue, disseminate or release any such public statement without the prior written approval of the other parties, which consent shall not be unreasonably withheld or delayed.


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

         10.7 The confidentiality obligations contained in this Article 10 are in addition to and not in substitution for any confidentiality obligations of the parties undertaken pursuant to the Non-Disclosure Agreement between ELITE and PLIVA dated June 22, 2004 (which agreement shall continue in full force and effect as therein provided).

11.      TERM OF AGREEMENT

         This Agreement shall become Effective Date and shall continue in force, in with respect to any particular country in the Territory, for a ten
         (10) year period from the date the Product is first commercially sold in that country by PLIVA ("Initial Term"), unless terminated earlier under Article 12. Upon expiration of the Initial Term, and any extension term as hereafter provided ("Renewal Term" and together with the Initial Term, the "Term"), the Term shall automatically be renewed for additional periods of three (3) years each, unless written notice is given by either party to the other at least one (1) year prior to the end of the Initial Term or any of the Renewal Term of such party's decision not to extend the term of the Agreement upon expiration of the then existing term.

12.       TERMINATION

         12.1 This Agreement may be terminated by a party:

              (1) upon breach of this Agreement by the other party (including, without limitation, the failure to timely perform any obligation under this Agreement), and after sixty (60) days prior written notice to the breaching party, the notice to become effective at the end of the sixty (60) day period unless the breach is sooner cured by the breaching party;

              (2) if a successful pivotal biostudy demonstrating the Product meets FDA guidelines for bioequivalence is not completed within one (1) year from the Effective Date, or if the parties are unable to obtain Marketing Authorization from FDA within the later of (i) two (2) years from the completion of the Studies or (ii) five (5) years of the Effective Date;

              (3) if there are no patents which present a risk of infringement in the Territory and the first commercial launch of the Product in the Territory under this Agreement does not occur within sixty (60) days of the date a Marketing Authorization for the Territory is obtained;

              (4) upon the other party's insolvency or voluntary filing of a petition for bankruptcy, or the placing of the business of the other party in the hand of a receiver; or

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

              (5) if the Net Profit received by that party in respect of the Product is less than [*] for any calendar year after the first full calendar year of commercial sales hereunder.

         12.2 EFFECT OF TERMINATION. Termination of this Agreement for any reason shall be without prejudice to:


              (1) ELITE's and PLIVA's right to receive all amounts accrued and unpaid under Sections 2, 3 or 5 up to the date of such termination;

              (2) any provisions clearly meant to survive termination or expiration of this Agreement, including without limitation representations, warranties, indemnification and confidentiality obligations as well as Sections 1, 4, 7, 8, 9, 10, 12, and 14, shall remain in full force and effect.

              (3) the rights of inspection and audit set out in Section 5.4 shall continue in force as required under the terms of this Agreement; and

              (4) any other remedies which either party may then or thereafter have hereunder or otherwise.

         12.3 RIGHTS TO ANDAS. Without limiting any other right or remedy available to PLIVA, on ELITE's breach of this Agreement (if such breach is not cured within the time period provided in Section 12.1 (1) above), then at PLIVA's request ELITE shall, within the Territory, transfer to PLIVA, at no charge, the ANDA (or comparable Marketing Authorization outside of the United States) for the Product, and ELITE promptly shall take such other actions as reasonably requested by PLIVA from time to time to evidence PLIVA's exclusive rights to the ANDA or comparable Marketing Authorization and all information contained therein, subject to PLIVA having theretofore reimbursed ELITE in full for the Elite Product Development Costs.

13.      NOTICES

         13.1 Any notice provided for herein shall be in writing and is effective upon receipt: (i) when delivered by hand with proof of delivery; (ii) when sent by facsimile with fax confirmation, provided same is sent all by regular mail within forty-eight (48) hours; (iii) three (3) days following deposit for mailing by first class registered or certified mail, return receipt requested; one day following deposit for mail with an overnight carrier; or (iv) when received by the addressee, by delivery service (return receipt requested). Notices shall be delivered to the addresses set forth below:

                   If to ELITE:   165 Ludlow Avenue
                                  Northvale, New Jersey 07647
                                  Attention:  Chief Executive Officer
                                  Telephone: (201) 750-2646
                                  Facsimile:  (201) 750-2755


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                   If to PLIVA:   72 Eagle Rock Avenue
                                  East Hanover, NJ  07936
                                  Attention:  General Counsel
                                  Telephone: 973-599-4181
                                  Facsimile:  973-599-4164


14.      MISCELLANEOUS

         14.1 Neither party shall be liable for any failure to deliver or receive or any delay to perform its obligations hereunder when such failure or delay shall be caused (directly or indirectly) by fire; flood; accident; explosion; equipment or machinery breakdown; sabotage; strike, or any labor disturbance (regardless of the reasonableness of the demands of labor); civil commotions; riots; invasions; wars (present or future); acts, restraints, requisitions, regulations, or directions of any governmental entity; voluntary or mandatory compliance with any request of any governmental entity; facility shut down; voluntary or mandatory compliance with any request for material represented to be for purposes of (directly or indirectly) producing articles for national defense or national defense facilities; shortage of labor, fuel, power or raw materials; inability to obtain raw materials or supplies; failures of normal sources of supplies; inability to obtain or delays of transportation facilities; any act of God; any act of the other party; or any cause (whether similar or dissimilar to the foregoing) beyond the reasonable control of such party (each cause a "Force Majeure Event").

         14.2 Either party hereto may assign this Agreement in whole or in part to any Affiliate or Affiliates who shall be substituted directly in whole or in part for it hereunder, provided, however, that the assignor shall guarantee the performance of its Affiliate assignee hereunder. This Agreement shall not otherwise be assignable by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed.

         14.3 This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey, United States of America without regard to its conflict of laws principles, and should legal action become necessary to enforce its terms, the prevailing party shall be entitled to reasonable costs and attorneys' fees.

         14.4 In connection with any litigation out of or relating to the subject matter of this Agreement, each of the parties hereto (a) irrevocably consents and submits to the exclusive jurisdiction of the state and federal courts located in New Jersey,


* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

         and (b) agrees that service of process may be effected, in addition to any other means permitted by the applicable rules of court, by mailing such process certified mail, return receipt requested or by reputable overnight courier provided a receipt against delivery at their respective addresses set forth above is obtained.

         14.5 The terms and provisions contained in this Agreement constitute the entire Agreement between the parties and, except as provided in
         Section 11.7 hereof, shall supersede all previous communications, representations, agreements or understandings, either oral or written, between the parties hereto with respect to the subject matter hereof and no agreement or understanding varying or extending these Agreements shall be binding upon either party hereto, unless in writing which specifically refers to the Agreement, signed by fully authorized officers or representatives of the respective parties and the provisions of these Agreements not specifically amended thereby shall remain in full force and effect.

         14.6 Any waiver must be explicit and in writing. The waiver by either of the parties to this Agreement of any breach of any provision hereof by the other party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

         14.7 If and to the extent that any court or tribunal of competent jurisdiction holds any of the terms, provisions or conditions or part thereof of this Agreement, or the application hereof of any circumstances, to be invalid or to be unenforceable in a final non-appealable order, the remainder of this Agreement and the application of such term, provision or condition or part thereof to circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereof, and each of the other terms, provisions and conditions of this Agreement shall be valid and enforceable to the fullest extent of the laws.

         14.8 The relationship of ELITE and PLIVA under this Agreement is that of independent contractors. Neither party shall be deemed to be the agent of the other nor authorized to take any action binding upon the other.

         14.9 This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all together shall be deemed to be one and the same Agreement. All headings in this Agreement are inserted for convenience of reference only and shall not affect its meaning or interpretation.

15.      AGREEMENT TO PERFORM NECESSARY ACTS

         Each party to this Agreement agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

16.      DISPUTE RESOLUTION

         16.1 Should any dispute or difference arise between ELITE and PLIVA or the Committee during the Term of this Agreement, then either party may forthwith give notice to the other party that it wishes such dispute or difference to be referred to a designated senior officer of each of ELITE and PLIVA.

         16.2 If designated senior officers of each of ELITE and PLIVA agree upon a resolution or disposition of the matter, they shall each sign a statement which sets out the terms of their agreement. If, however, the parties' designated senior officers are still unable to resolve their differences within 60 days of its being referred to them, either party may pursue any legal remedy available to it. Nothing contained herein shall be deemed to limit or restrict a party from seeking equitable remedies, such as a preliminary or permanent injunction, if necessary, from a court of competent jurisdiction located in the State of New Jersey.

17.      QUALITY AGREEMENT

         17.1 PLIVA and ELITE shall enter into an agreement with respect to quality and regulatory issues (the "Quality Agreement") substantially in the form attached hereto as Exhibit A.

         17.2 If any term in this agreement is inconsistent with any term in the Quality Agreement, the term in the Quality agreement shall control.


















* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, ELITE and PLIVA have executed this Agreement in duplicate as of the day and year first above written.

                                    ELITE LABORATORIES, INC.

                                    By: /s/ Bernard Berk
                                        ---------------------------------

                                    Its CEO, Chairman
                                        ---------------------------------



                                    PLIVA, INC.

                                    By: /s/ Kurt Orlofski
                                        ---------------------------------

                                    Its President and CEO
                                        ---------------------------------












* Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
                                       20